When Recorded Return To:
Koch Exploration Company, LLC
9777 Pyramid Court, Suite 210
Englewood, Colorado 80112
Attention: Land Department

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (this "Assignment"), dated effective as of 11:59 p.m. Mountain Time on October 31, 2011 (the "Effective Time"), is from EDEN ENERGY CORPORATION, a Colorado corporation and EDEN ENERGY COLORADO LLC, a Colorado limited liability company (together "Assignor"), 518 17th Street #1000, Denver CO 80202, to KOCH EXPLORATION COMPANY, LLC, a Delaware limited liability company ("Assignee"), 9777 Pyramid Court, Suite 210, Englewood, Colorado 80112. Assignor and Assignee are sometimes referred to herein individually as a "Party" or collectively as the "Parties."

FOR ONE HUNDRED DOLLARS ($100) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and convey to Assignee, effective for all purposes as of the Effective Time and subject to the terms and conditions of this Assignment, all of Assignor's and their subsidiaries' right, title and interest in and to the following, but excepting, excluding and reserving unto Assignor the Excluded Assets described below (collectively, the "Assets"):

(a) All of Assignor's interest in the leasehold estates created by the oil and gas leases described in Exhibit A-1 (collectively, the "Leases") insofar as and only insofar as the Leases cover the lands (the "Lands") described in Exhibit A-1, limited to all depths from the surface of the earth to a depth of the base of the stratigraphic equivalent of the Iles formation as encountered at a depth of 8,017 feet as seen in the well log from the Federal 30-2-96-N well located in the NE/4SW/4SW/4 of Section 30 of Township 2 North-Range 96 West, and the oil, gas and all other hydrocarbons ("Hydrocarbons") attributable to the Leases, and all contract rights and interests associated with the Leases and Hydrocarbons, including all other right, title and interest of Assignor in and to the Leases, Lands and Hydrocarbons and all overriding, working and other interests burdening the Leases, Lands and Wells, even though Assignor's interest may be incorrectly described in, or omitted from, Exhibit A-1;

(b) Fifty percent (50%) of Assignor's interest in and to all depths below the base of the stratigraphic equivalent of the Iles formation as encountered at a depth of 8,017 feet as seen in the well log from the Federal 30-2-96-N well located in the NE/4SW/4SW/4 of Section 30 of Township 2 North-Range 96 West as described in Exhibit A-2;

(c) The wells, and gas and water gathering and flow lines associated therewith, if any, described in Exhibit B (the "Wells"), on the Lands or on lands pooled or unitized therewith, and all inventory, personal property, equipment, fixtures, improvements, used or held for use in connection with the production, gathering, treatment, storing, sale or disposal of Hydrocarbons or water

produced from the Assets, including all equipment owned by the joint interest owners in respect of the Wells, or installed, or in the process of being installed, on the Wells as of the Effective Time;

(d) The approvals, authorizations, consents, licenses, permits, rights of way and easements used in connection with the production, gathering, treatment, storing, sale or disposal of Hydrocarbons or water produced from the Assets;

(e) The unitization, pooling and communitization agreements, declarations and orders, and the units created thereby and all other such agreements relating to the Assets and to the production of Hydrocarbons, if any, attributable to the Assets and listed on Exhibit C;

(f) All existing and effective exchange, treating and processing contracts, marketing agreements, operating agreements, facilities agreements, balancing agreements, farmout agreements, service agreements, and other contracts, agreements and instruments, relating to the Assets and listed on Exhibit C (the "Purchased Agreements");

(g) The files, records, documents, regulatory filings and data maintained by Assignor and relating to the Assets (including all lease files, land files, well files, drilling reports, files relating to the Purchased Agreements, division order files, abstracts and title opinions and copies of applicable accounting records) (the "Records"); and

(h) All rights of Assignor under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors to the extent relating to products sold, or services provided, to Assignor or to the extent affecting any Asset.

EXCEPTING AND RESERVING unto Assignor all of Assignor's right, title and interest in and to the following (collectively, the "Excluded Assets"):

i. All rights and causes of action in favor of Assignor arising, occurring or existing prior to the Effective Time with respect to the Assets or production from the Assets (including any and all contract rights, claims, receivables, revenues, recoupment rights, recovery rights, and accounting adjustments, or other claims of any nature in favor of Assignor and relating and accruing to any time period prior to the Effective Time);

ii. Any accounts payable accruing before the Effective Time;

iii. All corporate, financial, tax and legal (other than title) records of Assignor, other than the Records;

iv. All Hydrocarbons from or attributable to the Assets with respect to all periods prior to the Effective Time, and all proceeds attributable thereto;

v. Any refund or claim for refund of costs, taxes or expenses borne by Assignor attributable to the period prior to the Effective Time;

vi. The Deep Rights, to the extent not included in the Assets;

vii. All seismic records and surveys, gravity maps, well logs and surveys,

geological or geophysical data and records that cannot be transferred without the consent of or payment to any third party unless such consent is obtained or Assignee elects to make such payment;

viii. Assignor's intellectual property, patents, copyrights, and trade secrets, names, marks and logos, and software, studies, interpretations, analyses, evaluations, models, compilations and reports relating to geology, geophysics and reserves, as well as any interpretative or proprietary studies, interpretations, analyses, evaluations, models, compilations and reports which Assignor reasonably deems to be confidential or proprietary to Assignor; and

ix. All correspondence, memoranda, agreements, documents and other communications between Assignor and its counsel that are protected under the attorney-client privilege or the attorney work-product privilege.

TO HAVE AND TO HOLD the Assets unto Assignee, and Assignee's successors and assigns, forever, subject to the following terms and conditions:

1. Assignor warrants title to the Assets free and clear of all liens and encumbrances arising by, through or under Assignor, but not otherwise, subject to and burdened by the terms and conditions of this Assignment. To the knowledge of Assignor, there are no actions, suits, ongoing governmental investigations, or proceedings pending or threatened in writing against Assignor or relating to the Assets before any court or agency. **EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF ASSIGNOR SET FORTH IN THIS ASSIGNMENT, THE ASSETS ARE ASSIGNED WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE AND RELEASE ANY WARRANTY OF MERCHANTABILITY, CONDITION, SAFETY, OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSIGNEE ACCEPTS THE ASSETS "AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE." THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, TO THE EXTENT REQUIRED BY ANY APPLICABLE LAW, THE DISCLAIMERS CONTAINED IN THIS ASSIGNMENT ARE "CONSPICUOUS" FOR THE PURPOSES OF SUCH APPLICABLE LAW.**

2. Assignee hereby assumes and agrees to bear any and all duties, obligations and liabilities arising from and after the Effective Time in connection with or related to the Assets, including: (a) the payment of all landowner royalties, overriding royalties and other burdens on production from and after the Effective Time; and (b) compliance with all laws with respect to the Assets, including the plugging and abandonment of the Wells and the restoration of the surface of the Land. Assignee shall indemnify, defend, release and hold harmless Assignor from and against any and all claims, demands, causes of action, damages, awards, fines, penalties, settlements, losses, liabilities, costs and expenses (including court costs and reasonable attorneys' fees) arising in connection with or related to: (i) the ownership or operation of the Assets from and after the Effective Time; and (ii) Assignee's assumption in accordance with this paragraph, except to the extent arising from the willful misconduct of Assignor. Assignor hereby retains and agrees to bear any and all duties, obligations and liabilities arising prior to the Effective Time in connection with or related to the Assets, including: (a) the payment of all landowner royalties, overriding royalties and other burdens on production arising before the Effective Time; (b) the balancing of

overproduction or underproduction from the Assets; and (c) compliance with all laws with respect to the Assets to the extent arising prior to the Effective Time. Assignor shall indemnify, defend, release and hold harmless Assignor from and against any and all claims, demands, causes of action, damages, awards, fines, penalties, settlements, losses, liabilities, costs and expenses (including court costs and reasonable attorneys' fees) arising in connection with or related to: (i) the ownership or operation of the Assets prior to the Effective Time; and (ii) Assignor's retention of liabilities in accordance with this paragraph, except to the extent arising from the willful misconduct of Assignee.

3. Assignee, at Assignee's sole cost and expense, shall promptly file this Assignment for recording in the appropriate offices of the counties in which the Lands are located. Assignee shall deliver to Assignor true and accurate photocopies of this Assignment with the recording information thereon promptly after Assignee's receipt thereof. Assignee shall pay all sales, use, transfer, documentary, recording, filing, stamp, registration and other similar taxes and fees incurred or may be imposed in connection with this Assignment.

4. Except as otherwise provided in this Assignment, all income, revenue, cost and expense attributable to the Assets shall be allocated between Assignor and Assignee as of the Effective Time. Assignor shall own and be entitled to all income, proceeds and revenues attributable to the Assets prior to the Effective Time, and Assignee shall own and be entitled to all income, proceeds and revenues attributable to the Assets from and after the Effective Time. Except as otherwise provided in this Assignment, Assignor shall bear and pay all cost and expense attributable to the Assets prior to the Effective Time, and Assignee shall bear and pay all costs and expense attributable to the Assets from and after the Effective Time. On or before one hundred and twenty (120) days after the Effective Time, Assignor and Assignee shall mutually agree upon any adjustments pursuant to this paragraph, and the Party owing any amounts shall promptly pay to the other Party such amounts. If Assignee and Assignor are unable to agree upon the above-described amounts, the Parties shall submit the dispute to any federal or state court having jurisdiction over the matter located in Denver, Colorado, and the prevailing Party shall be entitled to recover its reasonable attorneys' fees and collection costs from the other Party.

5. Assignee agrees to file all federal and state tax returns required to be filed by the tax partnership, under Exhibit I to the Drilling and Development Agreement, dated May 1, 2006, for periods prior to the Effective Time, including the calendar year 2011. The parties will cooperate with each other after the Effective Time in connection with any such filings (including but not limited Assignee providing all documents necessary to complete such filings to Assignee in a timely manner), and with any audits and other proceedings with respect to any taxes relating to the Assets or their transfer hereunder.

6. All references in this Assignment to Exhibits, Schedules, Appendices, Articles, Sections, subsections, paragraphs and other subdivisions refer to the corresponding Exhibits, Schedules, Appendices, Articles, Sections, subsections, paragraphs and other subdivisions of or to this Assignment unless expressly provided otherwise. The words "this Assignment," "herein," "hereby," "hereunder" and "hereof," and words of similar import, refer to this Assignment as a whole and not to any particular Article, Section, subsection, paragraph or other subdivision unless expressly so limited. The words "this Article," "this Section," "this subsection," "this paragraph" and words of similar import, refer only to Article, Section, subsection or paragraph hereof in which

such words occur. The word "including" (in its various forms) means including without limitation.

7. For purposes of interpreting the provisions of this Assignment, Assignor and Assignee acknowledge and agree that Assignor and Assignee have equal bargaining power and position, and that no provision of this Assignment shall be interpreted or construed adverse to or against one party or the other as a result of the drafting, preparation or execution of this Assignment.

8. All exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, as if set forth in full herein. References in such exhibits to instruments on file in the public records are hereby incorporated by reference herein for all purposes.

9. This Assignment shall inure to the benefit of and be binding upon the Parties, their respective successors and assigns.

10. Each Party, at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Assets to Assignee and to accomplish the orderly transfer of the Assets to Assignee in the manner contemplated by this Assignment.

11. Separate assignments of the leases may be executed on officially approved forms by Assignor and Assignee in sufficient counterpart to satisfy applicable statutory and regulatory requirements. Those assignments shall be deemed to contain all of the exceptions, reservations, warranties, rights, titles, power and privileges set forth herein as fully as though they were set forth in each such assignment. The interests conveyed by such separate assignments are the same as, and not in addition to, the interests conveyed herein.

12. This Assignment may be executed by Assignor and Assignee in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.

EXECUTED on the dates below the signatures hereto, to be effective for all purposes as of the Effective Time.

ASSIGNOR:	**ASSIGNEE:**
EDEN ENERGY CORPORATION	**KOCH EXPLORATION COMPANY, LLC**
By: [signature]	By:
Name: Donald A. Sharpe	Name:
Title: President	Title:
Date: Dec 20/2011	Date:

such words occur. The word "including" (in its various forms) means including without limitation.

7. For purposes of interpreting the provisions of this Assignment, Assignor and Assignee acknowledge and agree that Assignor and Assignee have equal bargaining power and position, and that no provision of this Assignment shall be interpreted or construed adverse to or against one party or the other as a result of the drafting, preparation or execution of this Assignment.

8. All exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, as if set forth in full herein. References in such exhibits to instruments on file in the public records are hereby incorporated by reference herein for all purposes.

9. This Assignment shall inure to the benefit of and be binding upon the Parties, their respective successors and assigns.

10. Each Party, at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Assets to Assignee and to accomplish the orderly transfer of the Assets to Assignee in the manner contemplated by this Assignment.

11. Separate assignments of the leases may be executed on officially approved forms by Assignor and Assignee in sufficient counterpart to satisfy applicable statutory and regulatory requirements. Those assignments shall be deemed to contain all of the exceptions, reservations, warranties, rights, titles, power and privileges set forth herein as fully as though they were set forth in each such assignment. The interests conveyed by such separate assignments are the same as, and not in addition to, the interests conveyed herein.

12. This Assignment may be executed by Assignor and Assignee in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.

EXECUTED on the dates below the signatures hereto, to be effective for all purposes as of the Effective Time.

ASSIGNOR:

EDEN ENERGY CORPORATION

By:____________________

Name:____________________

Title:____________________

Date:____________________

ASSIGNEE:

KOCH EXPLORATION COMPANY, LLC

By: [signature]

Name: Morgan J. Connor

Title: Attorney-in-Fact

Date: 12/28/2011

[initials]

ASSIGNOR:

EDEN ENERGY COLORADO, LLC

By: ______________________

Name: Donald A. Sharpe

Title: President

Date: Dec 20, 2011

AFFIDAVIT OF EXECUTION
Eden Energy Corporation

CANADA

PROVINCE OF British Columbia

TO WIT:

I, Robert L. Galletti of the City of Vancouver in the Province of B.C., make oath and say:

That I personally present and did see Donald A. Sharpe named in the within instrument, who is personally known to me to be the person(s) named therein, duly sign and execute the same for the purpose named therein.

1. That the same was executed at/near Vancouver, in the Province of British Columbia and that I am the subscribing witness thereto.

2. That I know the said Donald A. Sharpe and he/she is (they are) my belief of the full age of eighteen years.

SWORN before me at the City of Vancouver in the Province of B.C. this 20th day of December, A.D. 2011.

By:

Robert L. Galletti
Barrister and Solicitor
400 - 570 Granville St.
Vancouver, BC V6C 3P1
604-648-1678

Robert L. Galletti
A Commissioner for Oaths in and for the Province of British Columbia.

AFFIDAVIT OF EXECUTION
Eden Energy Colorado, LLC

CANADA

PROVINCE OF British Columbia

TO WIT:

I, Robert L. Galletti of the City of Vancouver in the Province of B.C., make oath and say:

That I personally present and did see Donald A. Sharpe named in the within instrument, who is personally known to me to be the person(s) named therein, duly sign and execute the same for the purpose named therein.

3. That the same was executed at/near Vancouver, in the Province of B.C., and that I am the subscribing witness thereto.

4. That I know the said Donald A. Sharpe and he/she is (they are) my belief of the full age of eighteen years.

SWORN before me at the City of Vancouver in the Province of B.C. this 20th day of December, A.D. 2011.

By:

Robert L. Galletti
Barrister and Solicitor
400 - 570 Granville St.
Vancouver, BC V6C 3P1
604-648-1678

Robert L. Galletti
A Commissioner for Oaths in and for the Province of B.C.

STATE OF Colorado)
) ss.
COUNTY OF Douglas)

This instrument was acknowledged before me on this 28th day of December, 2011, by Morgan Connor, as Attorney-in-Fact of Koch Exploration Company, LLC, a Delaware limited liability company.

(Seal, if any)

BELINDA JO AYERS
NOTARY PUBLIC
STATE OF COLORADO
My Comm. Expires 10/21/2012

Belinda Jo Ayers
Notary Public

My commission expires: 10/21/2012

Exhibit A-1

gnment and Bill of Sale by and between Eden Energy Corporation and Eden Energy Colorado, as Assignor, and Koch Exploration Company, LLC, as Assignee
all depths from the surface of the earth to a depth of the base of the stratigraphic equivalent of the Iles formation as encountered at a depth of 8,017 feet as seen
well log from the Federal 30-2-96-N well located in the NE/4SW/4SW/4 of Section 30 of Township 2 North-Range 96 West, Rio Blanco County, Colorado

Lessor	Lessee	Lease	State	County	Book	Page	Legal Description
USA COC 56909	Joe Conway	09/01/1994	CO	Rio Blanco	515	625	Township 2 North-Range 96 West, 6th P.M. Section 8: NE/4NW/4 containing 40.00 acres, more or less Section 8: SW/4NW/4 containing 40.00 acres, more or less Section 7: SW/4SE/4 containing 40.00 acres, more or less Rio Blanco County, Colorado
USA COC 0127221	Mountain Fuel Supply Co	03/01/1966	CO	Rio Blanco	328	4	Township 2 North-Range 96 West, 6th P.M Section 21: SE/4NW/4 containing 40.00 acres, more or less Section 21: NW/4NW/4 containing 40.00 acres, more or less Rio Blanco County, Colorado
USA COC 0127535	Maurice J Melvin	04/01/1966	CO	Rio Blanco	403	582	Township 2 North-Range 96 West, 6th P.M Section 18: SW/4NE/4 containing 40.00 acres, more or less Section 18: NE/4NE/4 containing 40.00 acres, more or less Section 17: SE/4SW/4 containing 40.00 acres, more or less Section 17: SW/4NW/4 containing 40.00 acres, more or less Section 17: NW/4SW/4, NE/4NW/4 containing 80.00 acres, more or less Rio Blanco County, Colorado
USA COC 0127529	B. Burns	04/01/1966	CO	Rio Blanco	336	24	Township 2 North-Range 96 West, 6th P.M. Section 28: SE/4SE/4 containing 40.00 acres, more or less Section 28: SW/4SE/4 containing 40.00 acres, more or less Rio Blanco County, Colorado

Exhibit A-1

gnment and Bill of Sale by and between Eden Energy Corporation and Eden Energy Colorado, as Assignor, and Koch Exploration Company, LLC, as Assignee
all depths from the surface of the earth to a depth of the base of the stratigraphic equivalent of the Iles formation as encountered at a depth of 8,017 feet as seen
well log from the Federal 30-2-96-N well located in the NE/4SW/4SW/4 of Section 30 of Township 2 North-Range 96 West, Rio Blanco County, Colorado

Lessor	Lessee	Lease	State	County	Book	Page	Legal Description
USA COC 42598	Henry A Alker	03/01/1984	CO	Rio Blanco	492	209	Township 2 North-Range 97 West, 6th P.M. Section 13: SW/4SE/4 containing 40.00 acres, more or less Section 13: NE/4SE/4 containing 40.00 acres, more or less Rio Blanco County, Colorado
USA COC 54172	Fuel Resources Development Co	12/01/1992	CO	Rio Blanco	501	969	Township 2 North-Range 96 West, 6th P.M. Section 7: NE/4SE/4 containing 40.00 acres, more or less Rio Blanco County, Colorado

Exhibit A-2

gnment and Bill of Sale by and between Eden Energy Corporation and Eden Energy Colorado, as Assignor, and Koch Exploration Company, LLC, as Assignee
rmations below the base of the stratigraphic equivalent of the Iles formation as encountered at a depth of 8,017 feet as seen in the well log from the Federal 30-
well located in the NE/4SW/4SW/4 of Section 30 of Township 2 North-Range 96 West, Rio Blanco County, Colorado

Lessor	Lessee	Lease	State	County	Book	Page	Legal Description
USA COC 56909	Joe Conway	09/01/1994	CO	Rio Blanco	515	625	Township 2 North-Range 96 West, 6th P.M. Section 8: SW/4NW/4 containing 40.00 acres, more or less Rio Blanco County, Colorado
USA COC 0127221	Mountain Fuel Supply Co	03/01/1966	CO	Rio Blanco	328	4	Township 2 North-Range 96 West, 6th P.M. Section 21: NW/4NW/4 containing 40.00 acres, more or less Rio Blanco County, Colorado
USA COC 0127535	Maurice J Melvin	04/01/1966	CO	Rio Blanco	403	582	Township 2 North-Range 96 West, 6th P.M. Section 18: NE/4NE/4 containing 40.00 acres, more or less Section 17: NW/4SW/4, NE/4NW/4 containing 80.00 acres, more or less Rio Blanco County, Colorado
USA COC 0127529	B. Burns	04/01/1966	CO	Rio Blanco	336	24	Township 2 North-Range 96 West, 6th P.M. Section 28: SW/4SE/4 containing 40.00 acres, more or less Rio Blanco County, Colorado
USA COC 42598	Henry A Alker	03/01/1984	CO	Rio Blanco	492	209	Township 2 North-Range 97 West, 6th P.M. Section 13: NE/4SE/4 containing 40.00 acres, more or less Rio Blanco County, Colorado
USA COC 54172	Fuel Resources Development Co	12/01/1992	CO	Rio Blanco	501	969	Township 2 North-Range 96 West, 6th P.M. Section 7: NE/4SE/4 containing 40.00 acres, more or less Rio Blanco County, Colorado

Exhibit B

Assignment and Bill of Sale by and between
Eden Energy Corporation and Eden Energy Colorado, as Assignor, and Koch Exploration Company, LLC, as Assignee,

	Well Name	API #	SEC	TWSP	RNG	QTR	Operator
1	LOVE FEDERAL 17-21	05-103-10899	17	T2N	96W	SWNW	Koch Exploration Company, LLC
2	LOVE FEDERAL 17-42	05-103-10898	17	T2N	96W	SESW	Koch Exploration Company, LLC
3	AHU 18-23	05-103-10902	18	T2N	96W	SWNE	Koch Exploration Company, LLC
4	AHU 8-12	05-103-10993	8	T2N	96W	NENW	Koch Exploration Company, LLC
5	AHU 21-22	05-103-10226	21	T2N	96W	SENW	Koch Exploration Company, LLC
6	AHU 28-44	05-103-10221	28	T2N	96W	SESE	Koch Exploration Company, LLC
7	AHU 7-43	05-103-10992	7	T2N	96W	SWSE	Koch Exploration Company, LLC
8	AHU 13-43	05-103-11268	13	T2N	97W	SWSE	Koch Exploration Company, LLC

All wells located in Rio Blanco County, Colorado

Exhibit C

Assignment and Bill of Sale by and between Eden Energy Corporation and Eden Energy Colorado, as Assignor, and Koch Exploration Company, LLC, as Assignee,

Drilling & Development Agreement, made and entered into effective May 1, 2006, by and between Startlight Corporation and Encana Oil & Gas (USA) Inc., all exhibits and amendments thereto, and as amended by that Participation Agreement by and between Starlight Gas, LLC and Eden Energy Corp, dated September 1, 2006, and that Letter Agreement dated effective August 12, 2009, 2008 drilling program, Well Connection Facilities, Ant Hill Unit, Rio Blanco County, CO by and between Encana Oil & Gas (USA) Inc. and Eden Energy Corp. and its subsidiary Eden Energy Colorado LLC. and further amendments by and between Encana Oil & Gas (USA) Inc. and by and between Koch Exploration Company, LLC,

Unit Agreement for the Development and Operation of the Ant Hill Unit Area, County of Rio Blanco, State of Colorado No. COC65320X, entered into as of the 19th day of March 2001 by and between the parties subscribing, ratifying, or consenting hereto, and herein, and as Amended,

Unit Operating Agreement – COC - 065320X - Ant Hill Unit Area, Rio Blanco County, Colorado as Amended and Restated, by and between Encana Oil & Gas (USA) Inc. and Starlight Corporation, excluding that portion of Tract No. 2 below the stratigraphic equivalent of 100' below a point penetrated at a depth of 7,508 feet in the Fuelco No. 1 unit well located in the SW/4SW/4 of Sec. 28, T2N-R96W, Effective May 1, 2006.